Exhibit 99.1

NEWS RELEASE

CONTACTS: CONMED Corporation Robert Shallish Chief Financial Officer 315-624-3206

Joele Frank, Wilkinson Brimmer Katcher Andy Brimmer / Jamie Moser 212-355-4449

FOR IMMEDIATE RELEASE

CONMED Corporation Announces Board and Governance Changes

Jerome Lande and Curt Hartman Appointed to Board of Directors

Mark Tryniski Appointed Chairman of the Board

Coppersmith Capital Management Agrees to Support CONMED Nominees

UTICA, New York, February 25, 2014 – CONMED Corporation (NASDAQ: CNMD) today announced that the Company has reached an agreement with Coppersmith Capital Management and certain affiliates (the “Coppersmith Group”).

Under the terms of the agreement, the Company will expand the size of the Board from nine to 11 members and appoint Jerome Lande, Managing Partner of Coppersmith Capital Management, and Curt Hartman, former Interim CEO and CFO of Stryker Corporation, to its Board of Directors, effective March 1, 2014.  As part of a board transition in light of best practices in corporate governance, Mark Tryniski, an independent member of the Board, has been appointed Chairman of the Board, taking over the role from Eugene Corasanti, effective immediately. Eugene Corasanti founded CONMED in 1970 and has had an instrumental role in growing the company to more than $750 million in annual sales with 3,600 employees. A third independent director will be selected by the Company for nomination to the Board of Directors prior to the 2014 Annual Meeting of Shareholders.

The Coppersmith Group, which beneficially owns approximately 6% of the Company’s outstanding common stock, has agreed to vote its shares in support of all of the CONMED director nominees at the 2014 Annual Meeting and abide by certain standstill provisions through the 2015 Annual Meeting of Shareholders.

Following their appointments to the Board, Mr. Lande will be added to the Nominating Committee and the Compensation Committee of the Board and Mr. Hartman to the Audit Committee.

The Company noted that current directors Bruce Daniels and Stuart Schwartz will not stand for re-election to the Board at the 2014 Annual Meeting. At the 2014 Annual Meeting, the size of the Board will be decreased to 10 directors. Eugene Corasanti will also not stand for re-election as a director of the Company at the 2015 Annual Meeting.

The complete agreement will be included as an exhibit to a Current Report on Form 8-K, which will be filed with the Securities and Exchange Commission.

About Jerome Lande

Jerome J. Lande (Age 37) is the Managing Partner of Coppersmith Capital which he co−founded in April 2012. Previously, Mr. Lande was a partner at MCM Capital Management, LLC (“MCM”), from January 2006 until February 2012, and served as an Executive Vice President at MCM from January 2005 until he left the company. MCM was the general partner of MMI Investments, L.P., a small−cap deep value fund where Mr. Lande was responsible for all areas of portfolio management. He served as a Vice President of MCM from February 2002 to January 2005 and as an Associate from January 1999 to February 2002. Mr. Lande served as Corporate Development Officer of Key Components, Inc., a global diversified industrial manufacturer that was formerly an SEC reporting company, from January 1999 until its acquisition by Actuant Corporation in February 2004. Mr. Lande holds a B.A. from Cornell University.

About Curt Hartman

Curt R. Hartman (Age 50) had a twenty-two year career at Stryker Corporation (“Stryker”), a publicly traded large cap medical device company from 1990 through February 2013.  Most recently, he served as the Interim Chief Executive Officer of Stryker from February 2012 to October 2012. Prior to this role, Mr. Hartman was the Vice President, Chief Financial Officer of Stryker from April 2009 to October 2012. During his tenure, Stryker completed multiple acquisitions, debt offerings, share buybacks and an enhanced dividend policy while innovating on the business model to address the changing healthcare landscape. Mr. Hartman initially joined Stryker in 1990 as a Manufacturing Engineer. During his tenure, Mr. Hartman held roles of increasing responsibility to include Unit Supervisor, Production Unit Manager, Director of Information Technology, National Accounts Director and Vice President, General Manager and Global President of the Instruments Division of Stryker. During his tenure as Chief Financial Officer of Stryker, Mr. Hartman implemented divisional reorganization and company−wide realignment of IT and Finance, closed underperforming business units and championed international expansion. Mr. Hartman has a Bachelor of Science degree in Aerospace Engineering from the University of Michigan and holds a Harvard AMP Program Certificate from Harvard Business School and has completed the Stryker Advanced Leadership Program at Harvard Business School.

About CONMED

CONMED is a medical technology company with an emphasis on surgical devices and equipment for minimally invasive procedures. The Company’s products are used by surgeons and physicians in a variety of specialties including orthopedics, general surgery, gynecology, neurosurgery and gastroenterology. Headquartered in Utica, New York, the Company’s 3,600 employees distribute its products worldwide from several manufacturing locations. CONMED has a direct selling presence in 16 countries outside the United States and international sales constitute approximately 50% of the Company’s total sales.

Important Additional Information and Where to Find It

The Company intends to file a proxy statement on Schedule 14A and other relevant documents with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for its 2014 annual meeting of stockholders. STOCKHOLDERS ARE STRONGLY ADVISED TO READ THE COMPANY’S 2014 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the 2014 proxy statement, any amendments or supplements to the proxy statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at www.conmed.com in the “Investors” section as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Certain Information Regarding Participants in Solicitation

The Company, its directors, its executive officers and its nominees for election as director may be deemed participants in the solicitation of proxies from stockholders in connection with the matters to be considered at the Company’s 2014 annual meeting of stockholders. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of stockholders in connection with the Company’s 2014 annual meeting, and their direct or indirect interests, by security holdings or otherwise, which may be different from those of the Company’s stockholders generally, will be set forth in the Company’s definitive proxy statement for the 2014 annual meeting of stockholders and the other relevant documents to be filed with the SEC. Information concerning the Company’s directors and executive officers is available in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the SEC on February 24, 2014, and the Company’s definitive proxy statement for the 2013 annual meeting of stockholders, which was filed with the SEC on April 10, 2013. To the extent holdings of the Company’s securities have changed since the amounts contained in the Company’s 2013 proxy statement, such changes have been reflected on Statements of Changes in Beneficial Ownership of Securities on Form 4 filed with the SEC.

Forward Looking Information

This press release contains forward-looking statements based on certain assumptions and contingencies that involve risks and uncertainties. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements in this press release involve risks and uncertainties which could cause actual results, performance or trends, to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. The Company believes that all forward-looking statements made by it have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this press release include, but are not limited to: (i) the failure of any one or more of the assumptions stated above, to prove to be correct; (ii) the risks relating to forward-looking statements discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013; (iii) cyclical purchasing patterns from customers, end-users and dealers; (iv) timely release of new products, and acceptance of such new products by the market; (v) the introduction of new products by competitors and other competitive responses; (vi) the possibility that any new acquisition or other transaction may require the Company to reconsider its financial assumptions and goals/targets; (vii) increasing costs for raw material, transportation or litigation; (viii) the risk of a lack of allograft tissues due to reduced donations of such tissues or due to tissues not meeting the appropriate high standards for screening and/or processing of such tissues; and/or (ix) the Company’s ability to devise and execute strategies to respond to market conditions.